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                                                                    Exhibit 10.5










                    REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

                          DATED AS OF OCTOBER 31, 2001

                                     BETWEEN

                              THE MILLS CORPORATION

                                       AND

                       KAN AM USA XIII LIMITED PARTNERSHIP









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                    REGISTRATION RIGHTS AND LOCK-UP AGREEMENT



                  THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Agreement") is made and entered into as of October 31, 2001, by and among THE MILLS CORPORATION (the "Company"), and KAN AM USA XIII LIMITED PARTNERSHIP (the "Holder").

                  WHEREAS, this Agreement is made pursuant to that certain Contribution Agreement (the "Contribution Agreement") dated July 2, 2001 by and among The Mills Limited Partnership (the "Operating Partnership"), and the Holder;

                  WHEREAS, on the date hereof the Holder is or will become the owner of Units (as defined below) in the Operating Partnership in connection with the transactions described in the Contribution Agreement;

                  NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, agree as follows:

                  1. DEFINITIONS.

                  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Company.

                  "COMPANY" shall have the meaning set forth in the preamble hereof and also shall include the Company's successors.

                  "CONTRIBUTION AGREEMENT" shall have the meaning set forth in the First Whereas clause above.

                  "DISPOSE OF" shall have the meaning set forth in Section 2(b) hereof.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "HOLDER" shall have the meaning set forth in the preamble hereof.

                  "LOCK-UP" shall have the meaning set forth in Section 2(a) hereof.

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                  "LOCK-UP PERIOD" shall have the meaning set forth in Section
2(a) hereof.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "OPERATING PARTNERSHIP" shall have the meaning set forth in the preamble and also shall include the Operating Partnership's successors.

                  "PERSON" shall mean an individual, partnership, corporation, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

                  "PROSPECTUS" shall mean any prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "REDEMPTION RIGHT" shall mean the right of Holder to cause TMLP to redeem on a specified date all or a portion of the Units held by Holder, as described in Section 9.1 of the TMLP Partnership Agreement (as defined in the Contribution Agreement).

                  "REGISTRABLE SECURITIES" shall mean the Shares, excluding (i) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement or (ii) Shares sold pursuant to Rule 144 under the Securities Act (or any successor rule under the Securities Act).

                  "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation: (i) all SEC, stock exchange or NASD registration and filing fees;
(ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 4(1) hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to


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such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing the selling Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by the selling Holder, all of which shall be borne by the Holder in all cases.

                  "REGISTRATION NOTICE" shall have the meaning set forth in
Section 3(a) hereof.

                  "REGISTRATION STATEMENT" or "SHELF REGISTRATION STATEMENT" shall mean a shelf' registration statement of the Company and any other entity required to be a registrant with respect to such shelf registration statement pursuant to the requirements of the Securities Act which covers Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

                  "SHARES" shall mean any Common Stock issued or to be issued to the Holder upon redemption of the Holder's Units.

                  "SHELF REGISTRATION" shall mean a registration required to be effected pursuant to Section 3 hereof.

                  "UNITS" shall mean the limited partnership interests in the Operating Partnership issued to the Holder on the date hereof, which interests are redeemable for cash, or, at the Operating Partnership's option, Common Stock.

                  2. LOCK-UP AGREEMENT.

                  The Holder hereby agrees that, from the date hereof until one
(1) year following the Closing (as that term is defined in the Contribution Agreement) (the "Lock-up Period"), the Holder will not, without the prior written consent of the Company, exercise or attempt to exercise its Redemption Right with respect to any Units.

                  In the event Holder transfers any Units, such Units shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement (except that a pledgee shall not be required to execute and deliver a counterpart of


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this Agreement until it forecloses upon such Units). Thereafter, such transferee shall be deemed to be a Holder for purposes of this Agreement.

                  3. SHELF REGISTRATION UNDER THE SECURITIES ACT.

                  (a) FILING OF SHELF REGISTRATION STATEMENT. Beginning after the expiration of the Lock-up Period, the Holder shall be entitled to offer for sale pursuant to a Registration Statement any Registrable Securities held by the Holder, subject to the terms and conditions hereof. Upon receipt by the Company of a written notice (a "Registration Notice") from the Holder and/or one or more other Holders (the "Initiating Holder(s)") that the Holder and/or such other Holder(s) propose to make a registered offer of a specified number of Registrable Securities (which number shall not be less than 100,000), the Company shall: (A) within five (5) days after receipt of such Registration Notice give written notice of the proposed registration to all other Holders; and (B) in accordance with the terms hereof, promptly cause to be filed a Shelf Registration Statement providing for the sale by such Holder(s) of the Registrable Securities specified in such Registration Notice, together with all or such portion of the Registrable Securities of any Holder(s) joining in such request as are specified in written requests received by the Company within twenty (20) days after the date the Company mails the written notice referred to in clause (A), and will use its reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable. The Company agrees to use its reasonable efforts to keep the Shelf Registration Statement continuously effective for a period expiring on the date on which all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or pursuant to Rule 144 under the Securities Act (or any successor rule under the Securities Act) and, subject to Section 4(b) and Section 4(i), further agrees to supplement or amend the Shelf Registration Statement, if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration; PROVIDED, HOWEVER, that the Company shall not be deemed to have used its reasonable efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the selling Holder not being able to sell such Registrable Securities during that period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the SEC has not declared it effective. Notwithstanding the foregoing, the Company shall not be required to file a Registration Statement or to keep a Registration Statement effective if the negotiation or consummation of a transaction is pending or an event has occurred, which negotiation, consummation or event, in the good faith judgment of a majority of the disinterested members of the Board of Directors of the Company or in the written opinion of counsel to the Company, would require additional disclosure by the Company in the Registration Statement of material information which the Company has a BONA FIDE business purpose for keeping confidential and the


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nondisclosure of which in the Registration Statement would cause the
Registration Statement to fail to comply with the applicable disclosure requirements, and the Company delivers to such Holder(s) a certificate signed by the President of the Company to that effect; PROVIDED, HOWEVER, that the Company may not during any period of 12 consecutive months, delay, suspend or withdraw a Registration Statement for such reason for more than sixty (60) days or more often than twice. Notwithstanding the foregoing, the Company shall use its reasonable efforts to file with the SEC as soon as practicable after the Closing a registration statement registering the offer and sale to the Holder of the Shares that may be issued to the Holder upon the Holder's exercise of its Redemption Right.

                  (b) EXPENSES. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 3(a). The Holder shall pay all underwriting discounts, if any, sales and commissions, the fees and disbursements of counsel representing the Holder, and transfer taxes, if any, relating to the sale or disposition of the Holder's Registrable Securities pursuant to the Shelf Registration Statement or Rule 144 under the Securities Act.

                  (c) INCLUSION IN SHELF REGISTRATION STATEMENT. If the Holder does not timely provide the information reasonably requested by the Company in connection with the Shelf Registration Statement the Holder shall not be entitled to have its Registrable Securities included in the Shelf Registration Statement.

                  (d) REPURCHASE OPTION. In lieu of registering Registrable Securities that the Holder seeks to register pursuant to Section 3(a) hereof, the Company may, by delivery of written notice to the Holder within thirty (30) days after receipt of a Registration Notice from the Holder, elect to repurchase such Registrable Securities for cash, in an amount per Share equal to (i) the average of the closing prices of the Common Stock on the New York Stock Exchange (or on such other such exchange or in such other market as the Common Stock are then listed or traded) on the ten (10) trading days preceding the Company's receipt of such Registration Notice or, (ii) if the Common Stock has not traded on all ten (10) of such trading days, in an amount equal to (A) the fair value of such Registrable Securities as determined in good faith by the Board of Directors of the Company, or (B) if the Holder objects to such determination within ten (10) days of being informed thereof, the fair value of such Registrable Securities as determined by an independent financial consultant selected by Holder and the Company. The fees and expenses of any such financial consultant shall be borne equally by Holder and the Company.

                  (e) VOLUNTARY REGISTRATION BY COMPANY. The Company may, in its sole and absolute discretion, file a Shelf Registration Statement covering the Registrable Securities then held by any Holder(s) and any other shares of Common Stock then outstanding or to be issued by the Company, whether or not such Holder(s) have delivered to the Company a Registration Notice. So long as such Shelf Registration Statement remains effective, the right of the Holder(s) to request


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registration of Registrable Securities pursuant to Section 3(a) hereof shall be suspended. Any such Shelf Registration Statement filed by the Company pursuant to this Section 3(e) shall otherwise be subject to all of the terms and conditions of this Agreement, and the Holder(s) of Registrable Securities included in such Shelf Registration Statement shall have the same obligations hereunder as they would have had if such Registrable Securities had been included in a Shelf Registration Statement filed in response to a Registration Notice pursuant to Section 3(a) hereof. The Company may require that any Registrable Securities to be included in a Shelf Registration Statement filed pursuant to this Agreement be sold by the Holder(s) in an underwritten public offering. In such case, the underwriters of the offering shall be selected by the Company in its sole and absolute discretion, and the Holder(s) shall execute the applicable underwriting agreement and shall agree to reasonable and customary terms applicable to selling stockholders in underwritten public offerings.

                  4. REGISTRATION PROCEDURES.

                  In connection with the obligations of the Company with respect to the Registration Statement pursuant to Section 3 hereof, the Company shall:

                  (a) prepare and file with the SEC, within the time period set forth in Section 3 hereof, a Shelf Registration Statement, which Shelf Registration Statement (i) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the selling Holder thereof, and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith. The Company shall use its reasonable efforts to cause such Registration Statement to become effective as promptly as practicable and remain effective as provided herein;

                  (b) subject to the last three sentences of this Section 4(b) and Section 4(i) hereof, (i) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; (ii) cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Shelf Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and (iv) comply with the provisions of the Securities Act and the rules and regulations of the SEC with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holder. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in subsections (i),
(ii) or (iii) above with respect to the Holder of


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Registrable Securities unless and until the Company has received a notice from the Holder that the Holder intends to make offers or sales under the Registration; PROVIDED, HOWEVER, that the Company shall have ten (10) business days to prepare and file any such amendment or supplement after receipt of such notice. Once the Holder has delivered such a notice to the Company, the Holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify the Holder and the method of distribution in a post-effective amendment to the Registration Statement or a supplement to the Prospectus. The Holder also shall notify the Company in writing upon completion of such offer or sale or at such time as the Holder no longer intends to make offers or sales under the Registration Statement;

                  (c) furnish to the Holder of Registrable Securities that has delivered a Registration Notice to the Company, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as the Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus, including each preliminary Prospectus, by the Holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or the preliminary Prospectus;

                  (d) use its reasonable efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as the Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective or during the period offers or sales are being made by the Holder that has delivered a Registration Notice to the Company, whichever is shorter, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by the Holder; PROVIDED, HOWEVER, that the Company shall not be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any jurisdiction outside of the United States, or (iii) submit to the general service of process in any jurisdiction outside of the United States;

                  (e) promptly notify the Selling Holder(s) of Registrable Securities and confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iii) if the Company receives any notification with


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respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) at any time when a Prospectus is required to be delivered under the Securities Act, that any such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus), not misleading;

                  (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                  (g) furnish to the Holder of Registrable Securities that has delivered a Registration Notice to the Company, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (h) cooperate with the selling Holder of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the selling Holder may reasonably request at least two business days prior to any sale of Registrable Securities;

                  (i) subject to the next to last sentence of Section 3(a) hereof and the last three sentences of Section 4(b) hereof, upon the occurrence of any event contemplated by Section 4(e) (iv) hereof, use its reasonable efforts promptly to prepare and file a supplement or prepare, file and obtain effectiveness of a post- effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, each such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (j) make available for inspection by representatives of the Holder of the Registrable Securities and any counsel or accountant retained by the Holder, all financial and other records, pertinent corporate documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, counsel or accountant in connection with a Registration Statement; PROVIDED, HOWEVER, that such records, documents or information which the Company determines, in good faith, to be confidential and notifies such representatives,


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counsel or accountants in writing that such records, documents or information are confidential shall not be disclosed by the representatives, counsel or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a material misstatement or omission in a Registration Statement, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public;

                  (k) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Holder of Registrable Securities that have provided a Registration Notice to the Company;

                  (l) use its reasonable efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

                  (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of a Registration Statement;

                  (n) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                  (o) use its reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Holders that have delivered Registration Notices to the Company to consummate the disposition of such Registrable Securities.

                  (p) permit the Holder(s) of Registrable Securities to rely on any representations and warranties made to any underwriter of the Company or any opinion of counsel or "cold comfort" letter delivered to any such underwriter, and indemnify such Holder(s) to the same extent that it indemnifies any such underwriter; and

                  (q) in the event of any underwritten public offering, cooperate with the selling Holder(s), the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling Holder(s) or the underwriters in connection therewith.


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                  The Company may require the Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by the Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

                  In connection with and as a condition to the Company's obligations with respect to the Registration Statement pursuant to Section 3 hereof and this Section 4, the Holder agrees that (i) it will not offer or sell its Registrable Securities under the Registration Statement until it has provided a Registration Notice pursuant to Section 4(b) hereof and has received copies of the supplemental or amended Prospectus contemplated by Section 4(b) hereof and receives notice that any post-effective amendment has become effective, (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e)(iv) hereof, the Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until the Holder receives copies of the supplemented or amended Prospectus contemplated by Section 4(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, the Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in the Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice, and (iii) all offers and sales under the Registration Statement shall be completed within sixty (60) days after the first date on which offers or sales can be made pursuant to clause (i) above, and upon expiration of such sixty (60) day period the Holder will not offer or sell its Registrable Securities under the Registration Statement until it has again complied with the provisions of clause (i) above.

                  5. INDEMNIFICATION; CONTRIBUTION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Holder and its officers and directors or trustees and each Person, if any, who controls any Holder within the meaning of
Section 15 of the Securities Act as follows:

                           (i) against any and all loss, liability, claim,
damage and expense (including reasonable legal and other professional fees) whatsoever, as incurred, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any Registration Statement, if such settlement is effected with the written consent of the Company which consent shall not be


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unreasonably withheld, and provided that the Company will not be liable to any
Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished to the Company by an instrument duly executed by the Holder and stated to be specifically for use therein or arising out of any untrue statement or alleged untrue statement of material fact contained in any Registration Statement;

                           (ii) against any and all loss, liability, claim,
damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company which consent shall not be unreasonably withheld; and

                           (iii) against any and all expense whatsoever, as
incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph
(i) or (ii) above; PROVIDED, HOWEVER, that the indemnity provided pursuant to this Section 5(a) does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of (x) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement or (y) such Holder's failure to deliver an amended or supplemented Prospectus if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.

                  (b) INDEMNIFICATION BY HOLDER. The Holder (if Registrable Securities held by such Holder are included in the Securities as to which such registration is being effected) agrees to indemnify and hold harmless the Company, and its directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 5(a) hereof (except that any settlement described in Section 5(a)(ii) shall be effected with the written consent of such Holder, which consent shall not be unreasonably withheld), but only to the extent that such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or omission, or alleged untrue statements or omissions, made in a Registration Statement in reliance upon and in conformity with written information


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furnished to the Company by the Holder expressly for use in such Registration
Statement.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 5(a) or 5(b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 5(a) or 5(b) above, if the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel at the indemnifying party's or parties' expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying


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

party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

                  (d) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company, the Holder and/or any other selling Holder(s) shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the Holder and/or such other selling Holder(s) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder and/or such other selling Holder(s) on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

                  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), the selling Holder shall not be required to contribute any amount in excess of the amount of net proceeds from the offering received by the Holder.

                  Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each Person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act and directors and officers of the Holder shall have the same rights to contribution as the Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

                  6. RULE 144 SALES.

                  (a) The Company covenants that it will file in a timely manner all reports and other documents required to be filed by the Company under the

Securities Act and the Exchange Act so as to enable the Holder to sell Shares pursuant to Rule 144 under the Securities Act.

                  (b) In connection with any sale, transfer or other disposition by the Holder of any Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Shares to be for such number of shares and registered in such names as the selling Holder may reasonably request at least two business days prior to any sale of Shares. For so long as Holder shall hold any Registrable Securities, the Company shall furnish to the Holder promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act.

                  7. MISCELLANEOUS.

                  (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of at least a majority of Registrable Securities then outstanding, PROVIDED, HOWEVER, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Sections 2, 3, 5 or 6 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities, and provided further that the Company and any Holder may waive or agree to a modification of this Agreement or any portion hereof to the extent that such waiver or modification applies only to the Company and such Holder. Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 7(a) shall be provided by the Company to the Holders of Registrable Securities at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

                  (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery, to the parties at their respective addresses set forth opposite their signatures below or at such other address as a party may indicate by written notice to the other party or parties.

                  (c) DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to the Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of the Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Holder of any breach or default under this Agreement or any waiver on the part of the Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

                  All such notices and communications shall be deemed to have been duly given upon actual receipt (or refusal of delivery).

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of the Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

                  (e) COUNTERPARTS. This Agreement may be executed via facsimile and in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  (g) HEADING. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

                  (i) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this

Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  (j) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (k) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  (l) TERMINATION. The obligations of the Company to register the Holder's Registrable Securities pursuant to Section 3 of this Agreement shall terminate if all of the Holder's Registrable Securities may be sold under Rule 144 during any 90 day period.

                  IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.



1300 Wilson Boulevard                THE MILLS CORPORATION
Suite 400
Arlington, Virginia 22209
                                     By:    /s/ Kenneth R. Parent
                                        ---------------------------------------
                                     Name:  Kenneth R. Parent
                                     Title: Executive Vice President of Finance
                                            and Chief Financial Officer

Ten Piedmont Center                  KAN AM USA XIII LIMITED PARTNERSHIP
Suite 520
3495 Piedmont Road                   By:    Kan Am USA Management XIII Limited
Atlanta, GA 30305                           Partnership, its general partner

                                            By:  Kan Am America, Inc.,
                                                 its general partner

                                                 By: /s/ James C. Braithwaite
                                                    ---------------------------
                                                 Name:  James C. Braithwaite
                                                 Title: President













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